UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8497

Name of Fund: Corporate High Yield Fund III, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
        Yield Fund III, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Corporate High Yield
                                        Fund III, Inc.

Semi-Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

Corporate High Yield Fund III, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended November 30, 2003, Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2003. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                                       Shares Voted    Shares Withheld
                                                                           For           From Voting
------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn          34,377,433        1,234,636
                                                James H. Bodurtha       34,377,689        1,234,380
                                                Joe Grills              34,357,369        1,254,700
                                                Herbert I. London       34,376,501        1,235,568
                                                Andre F. Perold         34,350,884        1,261,185
                                                Roberta Cooper Ramo     34,372,983        1,239,086
                                                Robert S. Salomon, Jr.  34,344,284        1,267,785
                                                Stephen B. Swensrud     34,339,028        1,273,041
------------------------------------------------------------------------------------------------------

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2         CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

The good news was evident in the high yield market, which benefited from the improving economy, favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and low interest rates. As measured by the Credit Suisse First Boston High Yield Index, the high yield market posted year-to-date and 12-month returns of +25.04% and +26.56%, respectively, as of November 30, 2003. With these -- the greatest returns of any fixed income sector -- high yield investors were clearly rewarded for their participation in the market and willingness to accept the associated risks.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      A strong rally in the high yield market continued through the period, and performance benefited significantly.

How did the Fund perform in light of the existing market conditions?

For the six months ended November 30, 2003, the Common Stock of Corporate High Yield Fund III, Inc. had net annualized yields of 12.22% and 12.35%, based on a period-end per share net asset value of $8.44 and a per share market price of $8.35, respectively, and $.517 per share income dividends. Over the same period, the total investment return of the Fund's Common Stock was +14.32%, based on a change in per share net asset value from $7.86 to $8.44, and assuming reinvestment of $.510 per share ordinary income dividends.

The Fund's return exceeded that of the high yield market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, which returned +9.70% for the six-month period ended November 30, 2003. The Fund also outperformed the Lipper High Current Yield Funds (Leveraged) category, which had an average return of +13.36% for the same period.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment returns based on changes in the Fund's net asset value.

The Fund benefited from the continuation of the high yield market rally that began in mid-October 2002 following several years of anemic results. The main drivers of the upturn were the improving economy, favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and low interest rates. Certain technical factors also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to the high yield sector and from retail investors who were searching for yield in the low interest rate environment.

Leverage and security selection also had a meaningful positive impact on the Fund's relative performance over the past six months. Additionally, the strongest performers in the high yield market during the period were bonds that had been out of favor prior to the rally, particularly issues of utilities/independent power producers and airlines. The prices of these securities rose, as investors' views on these sectors became more positive. The utility sector, in particular, was drastically undervalued in the aftermath of Enron Corporation's financial misdealings and because of fears that a faltering economy would place financial pressure on the more highly leveraged players in the sector. Utilities have been our single-largest sector weighting.

The strengthening economy benefited airlines in the form of increased travel, and our holdings of secured airline paper showed strong gains. We were underweight in the information technology sector, which experienced a sharp recovery during the period. Our sole holding in the sector, SCG Holdings Corporation, recovered smartly from depressed levels, but we continue to be concerned about the suitability of such a volatile sector for high yield bonds and remain underweight in the sector.

What changes were made to the portfolio during the period?

We did not change our investment strategy appreciably in response to the run-up in the high yield market. We believe that long-term results in the market come from attention to both value and quality. We continue to invest in a core of solid credits and maintain a diverse portfolio, while identifying downtrodden names that, in our opinion, represent significant value. We attempt to take advantage of market volatility and to add to, or establish positions in, securities of companies that we believe have favorable long-term fundamentals.


4         CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

For the six-month period ended November 30, 2003, the Fund was about 28% leveraged. Thus, the Fund borrowed the equivalent of 28% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. For the six months ended November 30, 2003, the average amount borrowed was $109.8 million, and the daily weighted average borrowing rate was 1.39%. While leverage can primarily hinder total return in a weak market, the converse also is true. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

The low valuations found in the market over the past year have largely evaporated, leaving more limited potential for strong market moves for high yield as a whole and for individual sectors. While the market yield on November 30, 2003 -- 8.2% as measured by the CSFB High Yield Index -- remained attractive relative to other investment alternatives, valuations of high yield securities have surpassed historical averages. At the close of the period, yield spreads relative to U.S. Treasury issues were 509 basis points (5.09%) versus 742 basis points at May 31, 2003. Near term, the most significant risk for the high yield market is the possibility of higher interest rates. Offsetting this is a strong technical picture and potential improvement in corporate earnings, which ultimately should benefit high yield securities.

While we question a dramatic upside to the high yield market, we continue to believe the utility and independent power producer sector represents good relative value. As of November 30, 2003, the Fund's largest industry allocations were in utilities, at 7.6% of total assets, and chemicals, at 6.8%. In our opinion, the utility sector has exhibited favorable fundamentals, and the independent power producer segment of this sector offers attractive valuations. Within the chemical sector, we have found what we believe to be good relative value in the specialty chemical business, which has been hurt by high energy prices but avoids dramatically volatile end markets.

The Fund maintains an underweight versus the benchmark in information technology, given our perception of high valuations, unstable earnings and potentially limited recovery value if earnings decline in the sector. We have limited exposure to the retail, food and drug, and finance sectors based on what we believe is inadequate and uncertain asset protection in these areas of the market. Like the CSFB High Yield Index, the Fund had an average credit rating of B at the close of the period.

B. Daniel Evans
Vice President and Portfolio Manager

Elizabeth M. Phillips
Vice President and Portfolio Manager

December 12, 2003


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003            5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                      Value
=================================================================================================================================
Aerospace &           B+       B1       $  975,000   Esterline Technologies, 7.75% due 6/15/2013 (a)                  $ 1,038,375
Defense--2.1%                                        K & F Industries, Inc.:
                      B        B3          350,000       9.25% due 10/15/2007                                             361,375
                      B        B3          350,000       9.625% due 12/15/2010                                            388,500
                      BB-      Ba3       3,000,000   L-3 Communications Corporation, 8% due 8/01/2008                   3,135,000
                      B-       B3          375,000   TD Funding Corporation, 8.375% due 7/15/2011 (a)                     397,500
                      B        B2        1,000,000   Titan Corporation, 8% due 5/15/2011 (a)                            1,145,000
                                                                                                                      -----------
                                                                                                                        6,465,750
=================================================================================================================================
Airlines--2.4%        A        Ba3       1,900,000   Airborne Inc., 5.75% due 4/01/2007                                 2,042,500
                      BB-      B1        1,300,000   American Airlines, 7.80% due 10/01/2006                            1,159,394
                                                     Continental Airlines, Inc.:
                      B+       B2          694,934       6.541% due 9/15/2008                                             637,881
                      BB-      B2        1,507,559       7.033% due 6/15/2011                                           1,275,018
                      BB+      Ba2       1,331,313       6.90% due 1/02/2017                                            1,095,989
                      NR*      Ca        3,780,240   USAir Inc., 10.375% due 3/01/2013 (b)                              1,285,282
                                                                                                                      -----------
                                                                                                                        7,496,064
=================================================================================================================================
Automotive--2.2%      BB+      Ba2       1,725,000   AutoNation Inc., 9% due 8/01/2008                                  1,962,187
                                                     General Motors Corp.:
                      BBB      Baa1        300,000       7.125% due 7/15/2013                                             315,626
                      BBB      Baa1        575,000       8.25% due 7/15/2023                                              620,083
                                                     Metaldyne Corporation:
                      B        Caa1      2,625,000       11% due 6/15/2012                                              2,231,250
                      B        B3        1,000,000       10% due 11/01/2013 (a)                                           960,000
                      CCC+     B2          550,000   Tenneco Automotive Inc., 10.25% due 7/15/2013                        624,250
                      B        B3          250,000   United Auto Group, Inc., 9.625% due 3/15/2012                        277,500
                                                                                                                      -----------
                                                                                                                        6,990,896
=================================================================================================================================
Broadcasting--2.9%    B-       B2        1,900,000   Emmis Communications Corporation, 8.125% due 3/15/2009             1,995,000
                      B        B2        1,750,000   Lin Television Corporation, 6.50% due 5/15/2013 (a)                1,728,125
                      B-       B3        1,375,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                     1,553,750
                                                     Salem Communications Holding Corporation:
                      B-       B3        1,175,000       7.75% due 12/15/2010                                           1,213,188
                      B-       B3        2,100,000       9% due 7/01/2011                                               2,262,750
                      B        B2          300,000   Sinclair Broadcasting Group, 8% due 3/15/2012                        320,250
                                                                                                                      -----------
                                                                                                                        9,073,063
=================================================================================================================================
Cable--               C        Caa2      3,450,000   Diamond Holdings PLC, 9.125% due 2/01/2008 (d)                     3,536,250
International--3.7%   C        Caa2      4,400,000   NTL Incorporated, 11.20% due 11/15/2007                            4,488,000
                      D        Ca        6,000,000   TeleWest Communications PLC, 11% due 10/01/2007 (b)                3,495,000
                                                                                                                      -----------
                                                                                                                       11,519,250
=================================================================================================================================


6         CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                     Value
=================================================================================================================================
Cable--U.S.--8.1%     CCC-     Caa1     $  375,000   Avalon Cable LLC, 10.528%** due 12/01/2008                       $   386,250
                                                     CSC Holdings Inc.:
                      BB-      B1        2,750,000       8.125% due 8/15/2009                                           2,860,000
                      BB-      B1        2,600,000       7.625% due 4/01/2011                                           2,639,000
                      NR*      NR*       2,050,000   Century Cable Holdings LLC, Term, due 12/31/2009 (c)               1,860,375
                                                     Charter Communications Holdings, LLC:
                      CCC-     Ca        3,500,000       8.625% due 4/01/2009                                           2,800,000
                      CCC-     Ca        2,000,000       9.625% due 11/15/2009                                          1,615,000
                      B-       Caa2      3,025,000   Insight Communications, 12.25%** due 2/15/2011                     2,401,094
                                                     Insight Midwest, LP:
                      B+       B2        1,025,000       9.75% due 10/01/2009                                           1,081,375
                      B+       B2        1,400,000       10.50% due 11/01/2010                                          1,526,000
                      NR*      Caa1      4,019,000   Loral Cyberstar Inc., 10% due 7/15/2006 (b)                        3,014,250
                      NR*      Ca          275,000   Loral Space & Communications Ltd., 9.50% due 1/15/2006               108,625
                      B+       B2        3,975,000   Mediacom Broadband LLC, 11% due 7/15/2013                          4,263,188
                      B+       Ba3         675,000   Panamsat Corporation, 8.50% due 2/01/2012                            734,063
                                                                                                                      -----------
                                                                                                                       25,289,220
=================================================================================================================================
Chemicals--9.9%       BB-      B2        1,000,000   Geon Company, 6.875% due 12/15/2005                                  950,000
                      CCC+     NR*       2,200,000   HMP Equity Holdings Corporation, 14.909%** due 5/15/2008 (d)       1,166,000
                      CCC+     Caa1      2,500,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                      2,493,750
                      CCC+     Caa2      2,300,000   Huntsman ICI Holdings, 13.898%** due 12/31/2009                    1,006,250
                      B-       B3          525,000   Huntsman International LLC, 9.875% due 3/01/2009 (a)                 563,063
                      B+       B1        2,225,000   IMC Global Inc., 11.25% due 6/01/2011                              2,358,500
                      BB-      B2        2,025,000   ISP ChemCo., 10.25% due 7/01/2011                                  2,268,000
                      B+       B2        2,000,000   ISP Holdings, Inc., 10.625% due 12/15/2009                         2,200,000
                      B        B2          575,000   Koppers Industries Inc., 9.875% due 10/15/2013 (a)                   623,875
                      BB-      B1        2,400,000   Millennium America Inc., 7% due 11/15/2006                         2,400,000
                                                     Nalco Company (a):
                      B        B2          450,000       7.75% due 11/15/2011                                             469,125
                      B        Caa1        375,000       8.875% due 11/15/2013                                            390,000
                      BB-      B2        3,125,000   Omnova Solutions Inc., 11.25% due 6/01/2010                        3,343,750
                      BB-      B2        3,125,000   Polyone Corporation, 10.625% due 5/15/2010                         3,031,250
                      CCC+     Caa1        475,000   Resolution Performance, 13.50% due 11/15/2010                        375,250
                      B        B3        2,975,000   Rhodia SA, 8.875% due 6/01/2011 (a)                                2,632,875
                      B-       B3        1,825,000   Rockwood Specialties Corporation, 10.625% due 5/15/2011 (a)        1,989,250
                      B-       Caa1      2,700,000   Terra Capital Inc., 11.50% due 6/01/2010                           2,781,000
                                                                                                                      -----------
                                                                                                                       31,041,938
=================================================================================================================================
Consumer Products--   B-       B2        3,262,000   Chattem, Inc., 8.875% due 4/01/2008                                3,359,860
3.1%                  B        B3        1,200,000   Hines Nurseries, Inc., 10.25% due 10/01/2011 (a)                   1,299,000
                      CCC+     Caa1      3,875,000   Samsonite Corporation, 10.75% due 6/15/2008 (a)                    4,020,313
                      B-       B3          900,000   Tempur-Pedic, 10.25% due 8/15/2010                                 1,010,250
                                                                                                                      -----------
                                                                                                                        9,689,423
=================================================================================================================================


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003            7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                     Value
=================================================================================================================================
Diversified Media--   B-       B3       $1,950,000   CBD Media/CBD Finance, 8.625% due 6/01/2011 (a)                  $ 2,120,625
7.5%                  B        B2          525,000   DEX Media East LLC, 9.875% due 11/15/2009                            595,875
                      B        Caa1        675,000   Dex Media, Inc., 8% due 11/15/2013 (a)                               685,125
                      B        B3        1,400,000   Dex Media West, 9.875% due 8/15/2013 (a)                           1,589,000
                                                     Houghton Mifflin Company:
                      B        B2        1,900,000       8.25% due 2/01/2011                                            2,009,250
                      B        B3          500,000       9.875% due 2/01/2013                                             535,000
                      B        Caa1      3,400,000       11.50%** due 10/15/2013 (a)                                    2,065,500
                      B        B2          800,000   PEI Holdings Inc., 11% due 3/15/2010                                 929,000
                                                     Primedia, Inc.:
                      B        B3        2,475,000       7.625% due 4/01/2008                                           2,462,625
                      B        B3          875,000       8.875% due 5/15/2011                                             905,625
                                                     R.H. Donnelley Financial Corporation I:
                      B+       B1          200,000       8.875% due 12/15/2010                                            224,500
                      B+       B2          725,000       10.875% due 12/15/2012 (a)                                       856,406
                                                     Vivendi Universal SA (a):
                      BB       B1        2,525,000       6.25% due 7/15/2008                                            2,651,250
                      BB       B1        2,500,000       9.25% due 4/15/2010                                            2,925,000
                      B+       B2        3,302,000   Yell Finance BV, 12.52%** due 8/01/2011                            3,029,585
                                                                                                                      -----------
                                                                                                                       23,584,366
=================================================================================================================================
Energy--Exploration   CCC+     Caa1        825,000   Continental Resources, 10.25% due 8/01/2008                          825,000
& Production--3.0%    B        B2        1,475,000   Nuevo Energy Company, 9.375% due 10/01/2010                        1,622,500
                                                     Plains Exploration & Production Company:
                      B        B2          825,000       8.75% due 7/01/2012                                              903,375
                      B        NR*       1,700,000       8.75% due 7/01/2012                                            1,861,500
                      BB-      Ba3       1,150,000   Vintage Petroleum, 8.25% due 5/01/2012                             1,253,500
                      B+       Ba3       2,675,000   Westport Resources Corporation, 8.25% due 11/01/2011               2,915,750
                                                                                                                      -----------
                                                                                                                        9,381,625
=================================================================================================================================
Energy--              BB       Ba3       1,925,000   CITGO Petroleum Corporation, 11.375% due 2/01/2011                 2,223,375
Other--6.5%           B        B2        1,500,000   Dresser Inc., 9.375% due 4/15/2011                                 1,575,000
                      B        B2        2,075,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                        2,256,562
                      B-       B3          925,000   Giant Industries, Inc., 9% due 9/01/2007                             929,625
                      CCC      B3        3,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                          3,185,000
                      BB       Ba3       3,700,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009              4,366,000
                      B        B3        2,250,000   Star Gas Partners, 10.25% due 2/15/2013                            2,441,250
                      CCC      Caa1      2,025,000   Trico Marine Services, 8.875% due 5/15/2012                        1,245,375
                      B-       Caa1      2,750,000   United Refining Co., 10.75% due 6/15/2007                          2,213,750
                                                                                                                      -----------
                                                                                                                       20,435,937
=================================================================================================================================
Food/Tobacco--6.2%    B        B3          750,000   American Seafood Group LLC, 10.125% due 4/15/2010                    894,375
                                                     Commonwealth Brands, Inc. (a):
                      NR*      NR*       1,925,000       9.75% due 4/15/2008                                            2,098,250
                      NR*      NR*       1,475,000       10.625% due 9/01/2008                                          1,593,000
                      B+       Ba3         725,000   Constellation Brands Inc., 8.125% due 1/15/2012                      795,687
                      B+       B2        3,250,000   Cott Beverages Inc., 8% due 12/15/2011                             3,497,812
                      B        B2        1,250,000   Del Monte Corporation, 8.625% due 12/15/2012 (a)                   1,362,500
                      CCC      B2        2,000,000   Doane Pet Care Company, 10.75% due 3/01/2010                       2,040,000
                      BB-      B2        1,400,000   Dole Foods Company, 8.875% due 3/15/2011                           1,513,750
                      B-       B3        1,975,000   Merisant Company, 9.50% due 7/15/2013 (a)                          2,024,375
                      NR*      NR*       1,375,000   New World Pasta Company, 9.25% due 2/15/2009                         357,500
                      NR*      Ba2       2,100,000   Smithfield Foods Inc., 8% due 10/15/2009                           2,328,375
                      B-       Caa1      1,625,000   Tabletop Holdings, Inc., 12.25%** due 5/15/2014 (a)                  877,500
                                                                                                                      -----------
                                                                                                                       19,383,124
=================================================================================================================================


8         CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                     Value
=================================================================================================================================
Gaming--7.4%          B+       B1       $3,250,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                     $ 3,542,500
                      BB+      Ba1       1,550,000   MGM Mirage, Inc., 8.50% due 9/15/2010                              1,763,125
                      B        B2        2,175,000   Majestic Star Casino LLC, 9.50% due 10/15/2010 (a)                 2,202,188
                      BB-      Ba2       3,000,000   Park Place Entertainment, 7.875% due 3/15/2010                     3,277,500
                      B        B2        2,500,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009           2,656,250
                      B+       B2        2,250,000   Sun International Hotels, 8.875% due 8/15/2011                     2,446,875
                      B-       B3        2,525,000   Trump Holdings and Funding, 11.625% due 3/15/2010                  2,266,188
                      B-       B3        2,800,000   Venetian Casino/LV Sands, 11% due 6/15/2010                        3,241,000
                      CCC+     B3        1,475,000   Wynn Las Vegas LLC, 12% due 11/01/2010                             1,718,375
                                                                                                                      -----------
                                                                                                                       23,114,001
=================================================================================================================================
Health Care--5.8%     B        B3        1,550,000   Alaris Medical Inc., 7.25% due 7/01/2011                           1,592,625
                      B        B3        1,550,000   Alpharma Inc., 8.625% due 5/01/2011 (a)                            1,538,375
                      BB-      B2          950,000   Biovail Corporation, 7.875% due 4/01/2010                            921,500
                                                     Fisher Scientific International Inc.:
                      B+       B2        2,627,000       8.125% due 5/01/2012                                           2,817,457
                      B+       B2          250,000       8% due 9/01/2013                                                 266,875
                      BB-      Ba2       3,750,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008
                                                     (Convertible)                                                      3,951,562
                      B-       B3        1,600,000   Insight Health Services, 9.875% due 11/01/2011                     1,672,000
                      BB+      Ba2         750,000   OmniCare Inc., 6.125% due 6/01/2013                                  750,000
                                                     Tenet Healthcare Corporation:
                      BB-      B1        1,000,000       5.375% due 11/15/2006                                            962,500
                      BB-      B1        1,800,000       6.375% due 12/01/2011                                          1,665,000
                      B        B3        2,050,000   Triad Hospitals, Inc., 7% due 11/15/2013 (a)                       2,044,875
                                                                                                                      -----------
                                                                                                                       18,182,769
=================================================================================================================================
Housing--3.2%                                        Building Materials Corporation:
                      B        B2          400,000       7.75% due 7/15/2005                                              409,500
                      B        B2        4,500,000       8% due 12/01/2008                                              4,421,250
                      BB-      Ba3       1,600,000   Forest City Enterprises Inc., 7.625% due 6/01/2015                 1,672,000
                                                     Nortek Holdings, Inc.:
                      B-       Caa1      1,775,000       10%** due 5/15/2011 (a)                                        1,260,250
                      B-       B3          550,000       9.875% due 6/15/2011                                             605,000
                      BB-      B1        1,475,000   Texas Industries Inc., 10.25% due 6/15/2011 (a)                    1,659,375
                                                                                                                      -----------
                                                                                                                       10,027,375
=================================================================================================================================
Information           CCC+     Caa2      1,300,000   SCG Holdings Corporation, 12% due 8/01/2009                        1,397,500
Technology--0.5%
=================================================================================================================================
Leisure--3.4%         B        B1        1,550,000   Felcor Lodging LP, 10% due 9/15/2008                               1,654,625
                      B+       Ba3         975,000   HMH Properties, Inc., 8.45% due 12/01/2008                         1,016,437
                      B+       Ba3       1,525,000   Host Marriott LP, 9.50% due 1/15/2007                              1,673,687
                      BB+      Ba1       1,900,000   ITT Corporation, 7.375% due 11/15/2015                             2,014,000
                                                     Intrawest Corporation:
                      B+       B1        1,225,000       10.50% due 2/01/2010                                           1,350,563
                      B+       B1        1,050,000       7.50% due 10/15/2013 (a)                                       1,057,875
                      B-       B2        1,450,000   Six Flags Inc., 9.50% due 2/01/2009                                1,464,500
                      B        B2          475,000   Vail Resorts Inc., 8.75% due 5/15/2009                               494,000
                                                                                                                      -----------
                                                                                                                       10,725,687
=================================================================================================================================


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003            9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                     Value
=================================================================================================================================
Manufacturing--6.4%   BB-      Ba3      $1,700,000   Case New Holland Inc., 9.25% due 8/01/2011 (a)                   $ 1,904,000
                      CCC+     Caa1        800,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                         744,000
                      B-       B3        2,500,000   Eagle-Picher, Inc., 9.75% due 9/01/2013 (a)                        2,656,250
                      B        B2        2,475,000   JohnsonDiversey Inc., 9.625% due 5/15/2012                         2,734,875
                      B-       B3          775,000   Rexnord Corporation, 10.125% due 12/15/2012                          840,875
                      BB+      Ba3       1,900,000   SPX Corporation, 7.50% due 1/01/2013                               2,033,000
                      B        B3        3,125,000   Trimas Corporation, 9.875% due 6/15/2012                           3,218,750
                                                     Tyco International Group SA:
                      BBB-     Ba2       1,425,000       6.375% due 2/15/2006                                           1,508,719
                      BBB-     Ba2       3,330,000       2.75% due 1/15/2018                                            3,862,800
                      BBB-     Ba2         500,000       2.75% due 1/15/2018 (Convertible) (a)                            580,000
                                                                                                                      -----------
                                                                                                                       20,083,269
=================================================================================================================================
Metal--Other--1.4%    BB       Ba3       2,925,000   Luscar Coal Ltd., 9.75% due 10/15/2011                             3,319,875
                      NR*      NR*       5,000,000   Ormet Corporation, 11% due 8/15/2008 (a)(b)                          975,000
                                                                                                                      -----------
                                                                                                                        4,294,875
=================================================================================================================================
Packaging--5.7%       B+       B2        1,800,000   Anchor Glass Container, 11% due 2/15/2013                          2,070,000
                                                     Crown Euro Holdings SA:
                      B+       B1          950,000       9.50% due 3/01/2011                                            1,064,000
                      B        B2          500,000       10.875% due 3/01/2013                                            577,500
                      CCC+     Caa2      2,625,000   Graham Packaging Company, 10.75% due 1/15/2009                     2,710,313
                      BB       B1        1,825,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009               1,975,563
                      B+       B3        1,550,000   Owens-Illinois Inc., 7.15% due 5/15/2005                           1,588,750
                      B-       Caa1      3,550,000   Pliant Corporation, 13% due 6/01/2010                              3,255,875
                      B-       B3        2,025,000   Tekni-Plex Inc., 12.75% due 6/15/2010                              2,159,156
                                                     U.S. Can Corporation:
                      CCC+     B3          375,000       10.875% due 7/15/2010 (a)                                        385,313
                      CCC+     Caa1      2,450,000       12.375% due 10/01/2010                                         2,107,000
                                                                                                                      -----------
                                                                                                                       17,893,470
=================================================================================================================================
Paper--6.9%           D        Ca        1,000,000   APP International Finance, 11.75% due 10/01/2005 (b)                 392,500
                      B-       B3        2,275,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (e)                 2,639,000
                      B+       B2        2,125,000   Caraustar Industries Inc., 9.875% due 4/01/2011                    2,263,125
                                                     Doman Industries Limited (b):
                      D        NR*       9,700,000       8.75% due 3/15/2004                                            1,455,000
                      D        NR*         550,000       9.25% due 11/15/2007                                              82,500
                                                     Georgia-Pacific Corporation:
                      BB+      Ba2       1,425,000       7.375% due 7/15/2008                                           1,514,062
                      BB+      Ba2       1,925,000       9.375% due 2/01/2013                                           2,208,937
                                                     Graphic Packaging International (a):
                      B-       B2          825,000       8.50% due 8/15/2011                                              907,500
                      B-       B3          950,000       9.50% due 8/15/2013                                            1,048,562
                      B        B2        2,975,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012                3,186,969
                                                     MDP Acquisitions PLC:
                      B        B2        1,625,000       9.625% due 10/01/2012                                          1,803,750
                      B        B3           59,330       15.50% due 10/01/2013 (e)(h)                                      67,636
                      B        B3          755,301       15.50% due 10/01/2013 (a)(e)(h)                                  861,043
                      BB       Ba2       2,450,000   Norske Skog Canada Ltd., 8.625% due 6/15/2011 (a)                  2,511,250
                      BB       Ba3         550,000   Tembec Industries, Inc., 8.625% due 6/30/2009                        545,875
                                                                                                                      -----------
                                                                                                                       21,487,709
=================================================================================================================================


10        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                      Value
=================================================================================================================================
Services--4.8%                                       Allied Waste North America:
                      BB-      Ba3      $  550,000       7.625% due 1/01/2006                                         $   574,750
                      BB-      Ba3       2,075,000       8.875% due 4/01/2008                                           2,287,687
                      BB-      Ba3         950,000       7.875% due 4/15/2013                                           1,016,500
                      B        B2        2,900,000   Coinmach Corporation, 9% due 2/01/2010                             3,146,500
                      B        B1        2,725,000   Corrections Corporation of America, 7.50% due 5/01/2011            2,854,437
                      BB-      B2        1,150,000   NationsRent, Inc., 9.50% due 10/15/2010 (a)                        1,201,750
                                                     Williams Scotsman, Inc.:
                      B        B3        3,750,000       9.875% due 6/01/2007                                           3,656,250
                      B+       B2          375,000       10% due 8/15/2008                                                406,875
                                                                                                                      -----------
                                                                                                                       15,144,749
=================================================================================================================================
Steel--2.2%           B+       B2        2,250,000   AK Steel Corporation, 7.875% due 2/15/2009                         1,563,750
                      B+       B2        2,000,000   Gerdau Ameristeel Corporation, 10.375% due 7/15/2011 (a)           2,120,000
                      B        B3        2,950,000   UCAR Finance Inc., 10.25% due 2/15/2012                            3,259,750
                                                                                                                      -----------
                                                                                                                        6,943,500
=================================================================================================================================
Telecommunications    B-       B2        2,475,000   Alaska Communications System Holdings, Inc., 9.875%
--7.3%                                               due 8/15/2011 (a)                                                  2,598,750
                      B-       Caa1      3,250,000   Fairpoint Communications, 12.50% due 5/01/2010                     3,526,250
                                                     Intelsat, Ltd. (a):
                      BBB+     Baa3        250,000       5.25% due 11/01/2008                                             254,426
                      BBB+     Baa3      2,200,000       6.50% due 11/01/2013                                           2,279,532
                                                     Qwest Capital Funding:
                      CCC+     Caa2      1,050,000       5.875% due 8/03/2004                                           1,050,000
                      CCC+     Caa2      4,025,000       7.25% due 2/15/2011                                            3,813,688
                      CCC+     NR*       1,350,000   Qwest Services Corporation, 13.50% due 12/15/2010 (a)              1,587,938
                      CCC+     B3        2,025,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                    2,090,813
                      CCC+     B3          500,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                         505,000
                      CCC+     Caa2      1,425,000   US West Capital Funding, 6.25% due 7/15/2005                       1,439,250
                                                     WorldCom, Inc.:
                      NR*      NR*         950,000       7.50% due 8/20/2004 (b)                                          767,125
                      NR*      NR*       1,000,000       8.25% due 1/20/2023 (b)                                          807,500
                      NR*      NR*       1,825,000       7.125% due 6/15/2027 (b)                                       1,473,688
                      NR*      NR*       1,500,000       8.25% due 5/15/2031                                              504,375
                                                                                                                      -----------
                                                                                                                       22,698,335
=================================================================================================================================
Transportation--      B+       B1        1,350,000   General Maritime Corporation, 10% due 3/15/2013                    1,515,375
2.4%                  B+       B2        1,900,000   Laidlaw International Inc., 10.75% due 6/15/2011 (a)               2,090,000
                      B+       B1          500,000   OMI Corporation, 7.625% due 12/01/2013 (a)                           502,500
                                                     Teekay Shipping Corporation:
                      BB+      Ba1         775,000       8.32% due 2/01/2008                                              833,125
                      BB-      Ba2       2,325,000       8.875% due 7/15/2011                                           2,638,875
                                                                                                                      -----------
                                                                                                                        7,579,875
=================================================================================================================================


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                      S&P      Moody's  Face
Industry+             Ratings  Ratings  Amount       Corporate Bonds                                                     Value
=================================================================================================================================
Utility--12.1%                                       The AES Corporation:
                      B-       B3       $1,558,000       9.375% due 9/15/2010                                        $  1,659,270
                      B+       B2        2,100,000       8.75% due 5/15/2013 (a)                                        2,273,250
                      B+       B2        2,850,000       9% due 5/15/2015 (a)                                           3,102,937
                      D        C           850,000   AES Drax Energy Ltd., 11.50% due 8/30/2010 (b)                         5,312
                      CCC+     Caa1      5,125,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                 3,792,500
                      CCC+     Caa1      1,500,000   Calpine Corporation, 8.25% due 8/15/2005                           1,402,500
                      B        Caa1      3,875,000   Coastal Corporation, 7.75% due 6/15/2010                           3,390,625
                      BB       Ba1       1,372,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011              1,418,305
                      B-       Ba2         825,000   Edison International Inc., 6.875% due 9/15/2004                      849,750
                      BB-      Ba2         875,000   MSW Energy Finance Co. II, Inc., 7.375% due 9/01/2010 (a)            901,250
                      BB       Ba1       1,500,000   MSW Energy Holdings, 8.50% due 9/01/2010 (a)                       1,616,250
                      CCC      Caa2      4,100,000   Mission Energy Holdings, 13.50% due 7/15/2008                      3,751,500
                                                     Nevada Power Company:
                      NR*      Ba2       3,300,000       10.875% due 10/15/2009                                         3,741,375
                      BB       Ba2         600,000       9% due 8/15/2013 (a)                                             655,500
                                                     Northwest Pipeline Corporation:
                      B+       B1          550,000       6.625% due 12/01/2007                                            576,125
                      B+       B1          250,000       8.125% due 3/01/2010                                             276,875
                      BB       Ba2       1,650,000   Sierra Pacific Power Company, 8% due 6/01/2008                     1,751,063
                      B+       B1          925,000   Southern Natural Gas, 8.875% due 3/15/2010                         1,019,813
                                                     The Williams Companies, Inc.:
                      B+       B3        1,975,000       6.50% due 8/01/2006                                            2,034,250
                      B+       B3        3,350,000       8.125% due 3/15/2012                                           3,618,000
                                                                                                                     ------------
                                                                                                                       37,836,450
=================================================================================================================================
Wireless--6.8%        CCC      Caa1      3,200,000   American Tower Corporation, 9.375% due 2/01/2009                   3,360,000
                      CCC      B3          825,000   American Tower Escrow, 14.887%** due 8/01/2008                       565,125
                      CCC      B3        1,275,000   American Towers, Inc., 7.25% due 12/01/2011 (a)                    1,278,187
                      CCC      Caa1      2,300,000   Centennial Communications Corp., 10.125% due 6/15/2013             2,426,500
                      CCC      B3        2,800,000   Crown Castle International Corporation, 9.375% due 8/01/2011       3,080,000
                      B-       B3        2,050,000   Millicom International Cellular SA, 10% due 12/01/2013 (a)         2,101,250
                      CCC+     B3        1,800,000   MobiFon Holdings B.V., 12.50% due 7/31/2010                        2,061,000
                      NR*      NR*       2,034,235   NII Holdings Inc., 13.07%** due 11/01/2009 (a)                     1,973,208
                      CC       Caa2      2,050,000   SBA Communications Corporation, 10.25% due 2/01/2009               1,880,875
                      CCC+     B3          925,000   Spectrasite Inc., 8.25% due 5/15/2010 (a)                            980,500
                      CCC      Caa2      1,450,000   Western Wireless Corporation, 9.25% due 7/15/2013                  1,508,000
                                                                                                                     ------------
                                                                                                                       21,214,645
=================================================================================================================================
                                                     Total Investments in Corporate Bonds
                                                     (Cost--$403,209,523)--133.9%                                     418,974,865
=================================================================================================================================

                                            Shares
                                            Held     Common Stocks
=================================================================================================================================
Consumer Products--                         34,173   WKI Holding Co. Inc. (b)                                             341,730
0.1%
=================================================================================================================================
                                                     Total Investments in Common Stocks (Cost--$8,410,000)--0.1%          341,730
=================================================================================================================================

                                                     Preferred Stocks
=================================================================================================================================
Automotive--1.2%                           128,000   General Motors Corp.                                               3,600,640
=================================================================================================================================
Utility--1.3%                               84,800   Citizens Utilities Trust (5% Convertible)                          4,223,040
=================================================================================================================================
                                                     Total Investments in Preferred Stocks (Cost--$7,456,532)--2.5%     7,823,680
=================================================================================================================================


12        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Schedule of Investments (concluded)                            (in U.S. dollars)

                                          Shares
Industry+                                 Held     Warrants (f)                                                       Value
===============================================================================================================================
Packaging--0.0%                            4,000   Pliant Corporation                                              $        480
===============================================================================================================================
Paper--0.0%                                  700   MDP Acquisitions PLC                                                   5,600
===============================================================================================================================
Wireless--0.0%                               825   American Tower Corporation                                           105,600
                                          32,981   Loral Space & Communications Ltd.                                        989
                                                                                                                   ------------
                                                                                                                        106,589
===============================================================================================================================
                                                   Total Investments in Warrants (Cost--$112,171)--0.0%                 112,669
===============================================================================================================================

                                      Beneficial
                                      Interest     Short-Term Securities
===============================================================================================================================
                                      $6,891,458   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (g)        6,891,458
===============================================================================================================================
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$6,891,458)--2.2%                                           6,891,458
===============================================================================================================================
                      Total Investments (Cost--$426,079,684)--138.7%                                                434,144,402

                      Unrealized Appreciation on Swaps***--0.0%                                                          51,420

                      Liabilities in Excess of Other Assets--(38.7%)                                               (121,280,087)
                                                                                                                   ------------
                      Net Assets--100.0%                                                                           $312,915,735
                                                                                                                   ============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Swaps entered into as of November 30, 2003 were as follows:

      --------------------------------------------------------------------------
                                                     Notional       Unrealized
                                                      Amount       Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate return equal to
      1-month USD LIBOR and pay a fixed
      rate of 1.56%

      Broker, UBS Warburg
      Expires June 2005                            $30,000,000         $51,420
      --------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Non-income producing security.
(c) Floating rate corporate debt in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to its disposition. Corporate loans represent 0.6% of the Fund's net assets.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $4,702,000, representing 1.5% of net assets.

      --------------------------------------------------------------------------
                                  Acquisition
      Issue                          Dates             Cost            Value
      --------------------------------------------------------------------------
      Diamond Holdings PLC,        1/30/1998 -
      9.125% due 2/01/2008         9/11/2003        $3,436,327       $3,536,250
      HMP Equity Holdings
      Corporation, 14.909%         4/30/2003 -
      due 5/15/2008                5/07/2003         1,158,209        1,166,000
      --------------------------------------------------------------------------
      Total                                         $4,594,536       $4,702,250
                                                    ===========================

(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                      Net               Interest
      Affiliate                                    Activity              Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                       $6,891,458             $4,643
      --------------------------------------------------------------------------

(h) Fund Asset Management, L.P. ("FAM"), the Investment Adviser to the Fund, is in the process of attempting to have the MDP Acquisitions PLC security registered for resale under the Securities Act of 1933. To the extent that it is not successful in registering the security for resale, FAM may have an obligation to the Fund for the difference in value, if any, between the unregistered security held by the Fund and the same security of the issuer that has been registered for resale.

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets, Liabilities and Capital

As of November 30, 2003
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$426,079,684) .............                      $ 434,144,402
                   Due from broker on swaps ..........................................                             51,420
                   Receivables:
                      Interest .......................................................    $  10,014,269
                      Securities sold ................................................        1,829,740        11,844,009
                                                                                          -------------
                   Prepaid expenses and other assets .................................                             65,811
                                                                                                            -------------
                   Total assets ......................................................                        446,105,642
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                   Loans .............................................................                        123,600,000
                   Payables:
                      Securities purchased ...........................................        7,091,458
                      Custodian bank .................................................        1,888,246
                      Dividends to shareholders ......................................          300,107
                      Investment adviser .............................................          201,100
                      Interest on loans ..............................................           31,534
                      Other affiliates ...............................................            2,679         9,515,124
                                                                                          -------------
                   Accrued expenses ..................................................                             74,783
                                                                                                            -------------
                   Total liabilities .................................................                        133,189,907
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Net Assets ........................................................                      $ 312,915,735
                                                                                                            =============
=========================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------
                   Common Stock, $.10 par value, 200,000,000 shares authorized .......                      $   3,708,144
                   Paid-in capital in excess of par ..................................                        538,743,313
                   Undistributed investment income--net ..............................    $   5,938,734
                   Accumulated realized capital losses on investments--net ...........     (243,590,594)
                   Unrealized appreciation on investments--net .......................        8,116,138
                                                                                          -------------
                   Total accumulated losses--net .....................................                       (229,535,722)
                                                                                                            -------------
                   Total--Equivalent to $8.44 per share based on 37,081,438
                     shares of capital stock outstanding (market price--$8.35) .......                      $ 312,915,735
                                                                                                            =============

      See Notes to Financial Statements.


14        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Statement of Operations

For the Six Months Ended November 30, 2003
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                   Interest ..........................................................                      $  18,375,881
                   Interest on swaps .................................................                            112,511
                   Other .............................................................                             65,397
                                                                                                            -------------
                   Total income ......................................................                         18,553,789
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $   1,221,976
                   Loan interest expense .............................................          760,271
                   Borrowing costs ...................................................           80,819
                   Accounting services ...............................................           53,425
                   Professional fees .................................................           43,247
                   Transfer agent fees ...............................................           29,590
                   Printing and shareholder reports ..................................           20,126
                   Listing fees ......................................................           15,452
                   Pricing services ..................................................           15,262
                   Custodian fees ....................................................           14,459
                   Directors' fees and expenses ......................................            7,837
                   Other .............................................................           12,046
                                                                                          -------------
                   Total expenses ....................................................                          2,274,510
                                                                                                            -------------
                   Investment income--net ............................................                         16,279,279
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain on Investments--Net
-------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .................................                          4,749,177
                   Change in unrealized appreciation/depreciation on investments--net                          16,729,062
                                                                                                            -------------
                   Total realized and unrealized gain on investments--net ............                         21,478,239
                                                                                                            -------------
                   Net Increase in Net Assets Resulting from Operations ..............                      $  37,757,518
                                                                                                            =============

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           November 30,        May 31,
Increase (Decrease) in Net Assets:                                                             2003              2003
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $  16,279,279     $  33,621,413
                   Realized gain (loss) on investments--net ..........................        4,749,177       (54,338,746)
                   Change in unrealized appreciation/depreciation on investments--net        16,729,062        61,048,097
                                                                                          -------------------------------
                   Net increase in net assets resulting from operations ..............       37,757,518        40,330,764
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                   Dividends to shareholders from investment income--net .............      (16,182,063)      (33,386,856)
                                                                                          -------------------------------
=========================================================================================================================
Capital Stock Transactions
-------------------------------------------------------------------------------------------------------------------------
                   Value of shares issued to Common Stock shareholders in reinvestment
                     of dividends ....................................................        1,520,511         3,503,982
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ......................................       23,095,966        10,447,890
                   Beginning of period ...............................................      289,819,769       279,371,879
                                                                                          -------------------------------
                   End of period* ....................................................    $ 312,915,735     $ 289,819,769
                                                                                          ===============================
                      * Undistributed investment income--net .........................    $   5,938,734     $   5,841,518
                                                                                          ===============================

      See Notes to Financial Statements.


16        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Statement of Cash Flows

For the Six Months Ended November 30, 2003
=======================================================================================================
Cash Used for Operating Activities
-------------------------------------------------------------------------------------------------------
                   Net increase in net assets resulting from operations ..........        $  37,757,518
                   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                      Increase in receivables ....................................             (265,612)
                      Decrease in prepaid expenses and other assets ..............               26,588
                      Increase in other liabilities ..............................            1,964,531
                      Realized and unrealized gain on investments--net ...........          (21,478,239)
                      Amortization of discount ...................................           (1,437,768)
                   Proceeds from sales and paydowns of long-term investments .....          158,300,702
                   Purchases of long-term investments ............................         (179,226,852)
                   Purchases of short-term investments--net ......................           (6,891,458)
                   Cash receipts from borrowings .................................          101,700,000
                   Cash payments on borrowings ...................................          (76,900,000)
                   Dividends paid to shareholders ................................          (14,361,491)
                                                                                          -------------
                   Net cash used for operating activities ........................             (812,081)
                                                                                          -------------
=======================================================================================================
Cash
-------------------------------------------------------------------------------------------------------
                   Net decrease in cash ..........................................             (812,081)
                   Cash at beginning of period ...................................              812,081
                                                                                          -------------
                   Cash at end of period .........................................        $          --
                                                                                          =============
=======================================================================================================
Cash Flow Information
-------------------------------------------------------------------------------------------------------
                   Cash paid for interest ........................................        $     762,892
                                                                                          =============
=======================================================================================================
Non-Cash Financing Activities
-------------------------------------------------------------------------------------------------------
                   Reinvestment of dividends paid to shareholders ................        $   1,520,511
                                                                                          =============

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended              For the Year Ended May 31,
                                                                 November 30,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2003          2003          2002          2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .......   $   7.86       $   7.68      $   9.11      $  10.65     $  12.98
                                                                  ----------------------------------------------------------------
                   Investment income--net** ...................        .44            .92          1.15          1.31         1.46
                   Realized and unrealized gain (loss) on
                     investments--net .........................        .58            .17         (1.47)        (1.48)       (2.30)
                                                                  ----------------------------------------------------------------
                   Total from investment operations ...........       1.02           1.09          (.32)         (.17)        (.84)
                                                                  ----------------------------------------------------------------
                   Less dividends from investment income--net .       (.44)          (.91)        (1.11)        (1.37)       (1.49)
                                                                  ----------------------------------------------------------------
                   Capital charge resulting from issuance of
                     Common Stock .............................         --             --            --            --           --+
                                                                  ----------------------------------------------------------------
                   Net asset value, end of period .............   $   8.44       $   7.86      $   7.68      $   9.11     $  10.65
                                                                  ================================================================
                   Market price per share, end of period ......   $   8.35       $   8.36      $   8.22      $   9.38     $10.1875
                                                                  ================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .........      14.32%@        16.46%        (3.13%)       (1.44%)      (6.06%)
                                                                  ================================================================
                   Based on market price per share ............       6.33%@        15.73%          .59%         6.21%       (8.96%)
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, excluding interest expense .......       1.02%*         1.04%         1.10%         1.00%         .97%
                                                                  ================================================================
                   Expenses ...................................       1.53%*         1.59%         2.14%         3.47%        3.07%
                                                                  ================================================================
                   Investment income--net .....................      10.93%*        13.35%        14.37%        13.26%       12.13%
                                                                  ================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                   Amount of borrowings outstanding, end of
                     period (in thousands) ....................   $123,600       $ 98,800      $ 84,900      $109,700     $137,400
                                                                  ================================================================
                   Average amount of borrowings outstanding
                     during the period (in thousands) .........   $109,762       $ 75,558      $ 98,924      $132,070     $146,410
                                                                  ================================================================
                   Average amount of borrowings outstanding per
                     share during the period ..................   $   2.96       $   2.07      $   2.75      $   3.73     $   4.16
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ...   $312,916       $289,820      $279,372      $325,000     $375,465
                                                                  ================================================================
                      Portfolio turnover ......................      37.62%         76.61%        65.44%        46.99%       45.40%
                                                                  ================================================================

+     Amount is less than $.01 per share.
@     Aggregate total investment return.
*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


18        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           19

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is


20        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003
required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $4,500 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2003.

For the six months ended November 30, 2003, the Fund reimbursed FAM $3,094 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003 were $178,493,120 and $150,841,742, respectively.

Net realized gains for the six months ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $4,749,177          $8,064,718
Swaps ..................................                  --              51,420
                                                  ------------------------------
Total ..................................          $4,749,177          $8,116,138
                                                  ==============================

As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $10,071,052, of which $35,659,551 related to appreciated securities and $25,588,499 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $424,073,350.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

Shares issued and outstanding during the six months ended November 30, 2003 and for the year ended May 31, 2003 increased by 187,977 and 496,500, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 28, 2003, the Fund entered into a $160,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the six months ended November 30, 2003, the average amount borrowed was approximately $109,762,000 and the daily weighted average interest rate was 1.39%.

6. Capital Loss Carryforward:

On May 31, 2003, the Fund had a net capital loss carryforward of $235,005,228, of which $6,419,421 expires in 2007, $21,954,305 expires in 2008, $34,200,029 expires in 2009, $52,918,036 expires in 2010 and $119,513,437 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.075200 per share on December 22, 2003 to shareholders of record on December 9, 2003.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

CYE


22        CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003

Portfolio Information

                                                                                                     Percent of
As of November 30, 2003                                                                            Total Assets
===============================================================================================================
Top Ten Holdings*
---------------------------------------------------------------------------------------------------------------
NTL Incorporated                    NTL provides communications services to residential, business and wholesale customers. The company offers residential
                                    telephony, cable television and Internet access services.              1.8%
---------------------------------------------------------------------------------------------------------------
Qwest*                              Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image
                                    communication, local exchange services, and data and
                                    long-distance services to residential and business customers.
                                    The company also provides Web hosting, high-speed Internet
                                    access and private networks.                                           1.8
---------------------------------------------------------------------------------------------------------------
The AES Corporation*                AES is a worldwide power producer with operations in the United
                                    States, Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the
                                    company has a direct distribution business to end users.               1.6
---------------------------------------------------------------------------------------------------------------
The Williams Companies, Inc.*       Williams is involved in a number of energy-related businesses.
                                    Activities include transport and storage of natural gas and other petroleum products, as well as oil and gas exploration and production. The company is also a refiner of petroleum products
                                    and trades energy and related commodities.                             1.5
---------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*           Sierra Pacific Resources is the holding company for two
                                    utilities, Nevada Power Company and Sierra Pacific Power
                                    Company. Both utilities primarily serve the state of Nevada.           1.4
---------------------------------------------------------------------------------------------------------------
Tyco International Group SA*        Tyco is a diversified manufacturing and service company with a global footprint. The company's businesses include electrical and electronics components, undersea telecommunications systems, fire protection and security systems, flow control products,
                                    health care products and specialty products.                           1.4
---------------------------------------------------------------------------------------------------------------
Vivendi Universal*                  Vivendi is a diversified media company. The company records and publishes music, produces and distributes television programming and movies, publishes interactive games and offers
                                    communications services.                                               1.3
---------------------------------------------------------------------------------------------------------------
Cablevision Systems Corporation*    Cablevision Systems New York Group provides telecommunications and entertainment services. The company has operations in
                                    multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. Cablevision serves cable customers primarily
                                    in the New York metropolitan area.                                     1.3
---------------------------------------------------------------------------------------------------------------
American Tower Corporation*         American Tower owns and operates wireless communications and broadcast towers in the United States. The company leases
                                    antenna sites on these towers to a range of wireless
                                    communications companies, including those offering cellular
                                    telephone, paging and personal communications services.                1.2
---------------------------------------------------------------------------------------------------------------
Calpine Corporation*                Calpine owns, develops and operates power generation facilities, in addition to selling electricity in the United States. The
                                    company also provides thermal energy for industrial customers.         1.2
---------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates, where applicable.

Portfolio Profile

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
BBB ....................................................................      3%
BB .....................................................................     23
B ......................................................................     52
CCC ....................................................................     20
NR (Not Rated) .........................................................      2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                   Long-Term Investments
--------------------------------------------------------------------------------
Utility ................................................................    9.8%
Chemicals ..............................................................    7.3
Cable U.S. .............................................................    5.9
Diversified Media ......................................................    5.5
Gaming .................................................................    5.4
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada .................................................................    4.5%
Bahamas ................................................................    2.2
Luxembourg .............................................................    1.8
Bermuda ................................................................    1.6
United Kingdom .........................................................    1.6
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .................................................   16.6%
Emerging Markets Holdings ..............................................      0
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.


          CORPORATE HIGH YIELD FUND III, INC.     NOVEMBER 30, 2003           23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Corporate High Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                #COYIII -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Corporate High Yield Fund III, Inc.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Corporate High Yield Fund III, Inc.

        Date: January 21, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Corporate High Yield Fund III, Inc.

        Date: January 21, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Corporate High Yield Fund III, Inc.

        Date: January 21, 2004

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.